Note 56	12 Months Ended
Dec. 31, 2022
Subsequent events [Abstract]
Disclosure of subsequent events [Text Block]	Subsequent events
On February 1, 2023, it was announced that a cash distribution in the amount of €0.31 gross per share, to be paid in April as a final dividend for the year 2022, and the execution of a share buyback program of BBVA for an amount of €422 million, would be proposed to the relevant corporate bodies for consideration, subject to obtaining the corresponding regulatory authorizations and the communication of the specific terms and conditions of the program before its execution (see Note 4).
In relation to the recent earthquake in Turkey, at these early stages, the Group is working on the definition of some emergency measures to help alleviate the effects of the humanitarian crisis caused by this catastrophe.
In addition, internal protocols have been put in place to monitor the situation and begin to assess the direct and future impacts for the Group that may arise from it. The direct exposure of the Group in the affected areas is not significant and, up to the date of approval of these Consolidated Financial Statements, no relevant impacts on the future continuity of the Group's operations and business in Turkey have been identified. However, it is not possible at this time to carry out a precise evaluation of the future impacts that may derive from this situation. Such impacts, if applicable, will be recorded in the Group's financial statements for the respective period(s) impacted.
From January 1, 2023 to the date of preparation of these Consolidated Financial Statements, no other subsequent events not mentioned above in these financial statements have taken place that could significantly affect the Group’s earnings or its equity position.